UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   June 4, 2025

Verde Resources, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55276	32-0457838
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

8112 Maryland Ave, Suite 400, St. Louis, Missouri 63105
(Address of principal executive offices)

Registrant’s telephone number, including area code (314) 530-9071

__________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 504 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-25 of the Securities Exchange Act of 1934 (§240.12b-2 of this Chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On June 4, 2025, the Company and Ergon issued a Press Release announcing a major milestone in their growing strategic alliance with the signing of a Memorandum of Understanding (MOU).

The MOU builds on the announcement in February 2025 detailing their collaboration to produce a specialized emulsion used in the cold mix biochar-asphalt surface material deployed at the National Center for Asphalt Technology (NCAT) test track. That groundbreaking achievement was made possible by the Company’s proprietary emulsifying agent, specifically engineered to enable low-temperature emulsion production with at least 20% fewer greenhouse gas emissions than conventional binders. This innovation also allows for the seamless integration of biochar, a carbon-sequestering material, and facilitates a bonding mechanism with aggregates, resulting in a high-performance Biochar-Asphalt surface course that sets a new benchmark for both durability and environmental impact. In April 2025, this formulation enabled the Company to make history by generating the world’s first Carbon Removal Credits from asphalt production and installation, based on the NCAT proof-of-concept project.

With this MOU, the Company and Ergon are advancing their partnership to the next level. The companies are now working toward finalizing the commercial terms of an exclusive agreement for the U.S. market while simultaneously initiating a rapid validation of Verde’s technology at Paragon, Ergon’s state-of-the-art asphalt and materials testing lab.

This partnership will be a key step in the Company’s mission to turn sustainability into a competitive advantage, while delivering practical, profitable, and environmentally responsible solutions without compromising performance. With shared momentum and a clear path forward, the Company and Ergon are poised to usher in a new era of modern, low-carbon infrastructure by commercializing a validated technology that aligns sound economics with environmental responsibility at scale.

The Press Release is attached as Exhibit 99.1 to this filing.

Item 9.01 Financial Statements and Exhibits

The Press Release is attached hereto as Exhibit 99.1.

99.1	Press Release dated June 4, 2025

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERDE RESOURCES, INC.

/s/ Jack Wong
Jack Wong
Chief Executive Officer

Date: June 4, 2025

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